SUPPLEMENT DATED MARCH 27, 2023 TO THE SUMMARY PROSPECTUS
AND PROSPECTUS DATED SEPTEMBER 1, 2022
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING PORTFOLIO MANAGEMENT

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck China Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
Effective December 13, 2022, Samuel Ren replaced Cai Jing as portfolio manager of China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) for the Fund. Accordingly, the Summary Prospectus and Prospectus are supplemented as follows:
1.The section of the Summary Prospectus and Prospectus titled “Summary Information – Portfolio Management – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-
to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	November 2014

Name	Title with Sub-Adviser	Date Began Managing the Fund
Samuel Ren	Portfolio Manager	December 2022

2.    The section of the Prospectus titled “Management of the Fund – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:
Portfolio Managers
Francis G. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Master's of Business Administration. Mr. Rodilosso serves as portfolio manager of other funds of the Trust. Mr. Rodilosso also serves as portfolio manager for certain other investment companies and pooled investment vehicles advised by the Adviser.
Samuel Ren joined the Sub-Adviser as a portfolio manager in July 2019. Mr. Ren obtained a Master's degree in Finance in 2019 and a Bachelor's degree in Engineering in 2017 from Tsinghua University.
See the Fund's SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

Please retain this supplement for future reference.